                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charters)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

PRELIMINARY COPY

                  MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 8, 1998
                            ------------------------

TO THE SHAREHOLDERS OF
  MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Merrill Lynch Funds For Institutions Series (the "Trust") will be held at the offices of Merrill Lynch, One Financial Center, Boston, MA 02111 on June 8, 1998 at 8:00 A.M. for the following purposes:

          (1) To elect a Board of Trustees to serve until their successors are duly elected and qualified;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Trust for the current fiscal year;

          (3) For the shareholders of each of the Merrill Lynch Premier Institutional Fund, Merrill Lynch Institutional Fund and Merrill Lynch Government Fund, to consider and act upon a proposal to amend the investment restrictions of the Fund; and

          (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on April 20, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the shareholders of the Trust entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Trust for any purpose germane to the Meeting during ordinary business hours from and after April 21, 1998, at One Financial Center, Boston, MA 02111. Shareholders are cordially invited to attend the Meeting. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                          By Order of the Board of Trustees
                                          IRA SHAPIRO
                                          Secretary

Boston, MA 02111
Dated: [April 30,] 1998

PRELIMINARY COPY

                                PROXY STATEMENT
                          ---------------------------

                  MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111
                          ---------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 8, 1998

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of Merrill Lynch Funds For Institutions Series (the "Trust"), to be voted at the Special Meeting of Shareholders of the Trust (the 'Meeting'), to be held at the offices of Merrill Lynch, One Financial Center, Boston, MA 02111, on June 8, 1998 at 8:00 a.m. The approximate mailing date of this Proxy Statement is [April 30,] 1998.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. The special meeting of shareholders is being called to elect a Board of Trustees; to consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Trust for the Trust's current fiscal year; and to consider and act upon a proposal to amend the investment restrictions of the Merrill Lynch Premier Institutional Fund (the "Premier Fund"), the Merrill Lynch Institutional Fund (the "Institutional Fund"), and the Merrill Lynch Government Fund (the "Government Fund"). Unless instructions to the contrary are marked, proxies will be voted 'FOR' the election of the Board, 'FOR' the ratification of the selection of independent auditors to serve for the Trust's current fiscal year, and 'FOR' the proposal to amend the investment restrictions of the above-referenced Funds. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The table below indicates the items on which the vote of the shareholders of each of the Trust's Funds is being solicited:

                                                        RATIFICATION OF
                                           ELECTION      SELECTION OF           AMENDMENT TO
                                              OF          INDEPENDENT      INVESTMENT RESTRICTIONS
                                           DIRECTORS       AUDITORS              OF THE FUND
                                           ---------    ---------------    -----------------------
Premier Fund.............................      X               X                      X
Institutional Fund.......................      X               X                      X
Government Fund..........................      X               X                      X
Treasury Fund............................      X               X
Tax-Exempt Fund..........................      X               X

     The Board has fixed the close of business on April 20, 1998 (the 'Record Date') for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held and fractional votes for fractional shares held, with no shares having cumulative voting
rights. As of April 20, 1998, the Trust had outstanding [          ] shares of
beneficial interest in the Trust, par value $.10 per share for the Merrill Lynch Institutional Tax-Exempt Fund, and par value $.01 per share for the other Funds,
consisting of           shares of the Premier Fund,           shares of the
Institutional Fund,           shares of the Government Fund,           shares of
the Merrill Lynch Treasury Fund, and           shares of the Merrill Lynch
Tax-Exempt Fund. To the knowledge of the Trust, as of April 20, 1998, no entities owned beneficially more than five percent of the outstanding shares of
any Fund of the Trust at such date other than:                         .

                     PROPOSAL NO. 1 -- ELECTION OF TRUSTEES

     It is proposed that each of the Trust's existing Trustees be reelected as a Trustee and that Todd Goodwin also be elected as a Trustee. Todd Goodwin was a Trustee of the Trust, and its predecessor Funds, from their organization in [1974] until his resignation in [1995]. If elected at the Meeting, each Trustee and nominee will be elected to serve for an indefinite term until his or her successor is elected and qualified, until his death, or until he resigns or is otherwise removed under the Trust's Declaration of Trust. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

     The Board knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

     Certain information concerning the Trustees and nominee is set forth as follows:

                                                                                                   SHARES
                                                                                                BENEFICIALLY
                                                                  PRINCIPAL OCCUPATIONS         OWNED AS OF
    NAME AND ADDRESS             POSITIONS AND   TRUSTEE         DURING PAST FIVE YEARS             [ ],
       OF TRUSTEE          AGE    OFFICES HELD   SINCE(4)       AND PUBLIC DIRECTORSHIPS       1998(3)[(5)])
-------------------------  ---   --------------  --------   ---------------------------------  --------------
Robert W. Crook..........  62    President and    [1974]    Senior Vice President of Merrill
  One Financial Center           Trustee(1)(2)              Lynch Asset Management, L.P.
  Boston, MA 02111                                          ("MLAM") and of Merrill Lynch
                                                            Funds Distributor, Inc. ("MLFD")
                                                            since 1990; and Vice President of
                                                            MLAM and MLFD prior thereto.
A. Bruce Brackenridge....  67    Trustee(2)       [1992]    Group Executive of J.P. Morgan &
  9 Elm Lane                                                Co., Inc. (banking) and Morgan
  Bronxville, NY 10708                                      Guaranty Trust Company from 1979
                                                            to 1991; and an employee of J.P.
                                                            Morgan in various capacities from
                                                            1952 to 1991.
Charles C. Cabot, Jr.....  67    Trustee(2)       [1974]    Partner of the law firm Sullivan
  One Post Office Square                                    & Worcester and associated with
  Boston, MA 02109                                          that firm since 1966.

                                                                                                   SHARES
                                                                                                BENEFICIALLY
                                                                  PRINCIPAL OCCUPATIONS         OWNED AS OF
    NAME AND ADDRESS             POSITIONS AND   TRUSTEE         DURING PAST FIVE YEARS             [ ],
       OF TRUSTEE          AGE    OFFICES HELD   SINCE(4)       AND PUBLIC DIRECTORSHIPS       1998(3)[(5)])
-------------------------  ---   --------------  --------   ---------------------------------  --------------
James T. Flynn...........  58    Trustee(2)       [1996]    Chief Financial Officer of J.P.
  340 East 72nd Street                                      Morgan & Co., Inc. from 1990 to
  New York, NY 10021                                        1995; and employee of J.P. Morgan
                                                            in various capacities from 1967
                                                            to 1995.
Terry K. Glenn...........  57    Trustee(1)(2)    [1983]    Executive Vice President of Fund
  P.O. Box 9011,                                            Asset Management, L.P. ("FAM")
  Princeton, NJ                                             and MLAM since 1983; Executive
  08543-9011                                                Vice President and Director of
                                                            Princeton Services, Inc. since
                                                            1993; President of MLFD since
                                                            1986; Director of MLFD since
                                                            1991; and President of Princeton
                                                            Administration since 1988.
George W. Holbrook,        66    Trustee(2)       [1974]    Managing Partner of Bradley
  Jr.....................                                   Resources Company (private
  107 John Street                                           investment company) and
  Southport, CT 06490                                       associated with that firm and its
                                                            predecessors; Director of Canyon
                                                            Resources Corporation (mineral
                                                            exploration company), and
                                                            Thoratec Laboratories Corporation
                                                            (medical device manufacturer
                                                            since 1953.
W. Carl Kester...........  46    Trustee(2)       [1995]    James R. Williston Professor of
  Harvard Business School                                   Business Administration of
  Morgan Hall 393                                           Harvard University Graduate
  Soldiers Field                                            School of Business since 1997;
  Boston, MA 02163                                          MBA Class of 1958 Professor of
                                                            Business Administration of
                                                            Harvard University Graduate
                                                            School of Business Administration
                                                            since 1981; Independent
                                                            Consultant since 1978.

                                                                                                   SHARES
                                                                                                BENEFICIALLY
                                                                  PRINCIPAL OCCUPATIONS         OWNED AS OF
    NAME AND ADDRESS                                             DURING PAST FIVE YEARS             [ ],
       OF NOMINEE                     AGE                       AND PUBLIC DIRECTORSHIPS       1998(3)[(4)])
-------------------------             ---                   ---------------------------------  --------------
Todd Goodwin.............        66                         General Partner of Gibbons,
  600 Madison Avenue                                        Goodwin, van Amerongen
  New York, NY 10022                                        (investment banking firm) since
                                                            1984; Director of Ladish Co.,
                                                            Inc. (large metal forgings),
                                                            Wells Aluminum Co. (aluminum
                                                            products manufacturer), Rival
                                                            manufacturing Co. (electrical
                                                            appliance manufacturer), Robert
                                                            Half International (temporary and
                                                            permanent accounting personnel),
                                                            Horace Mann Educators Corp.
                                                            (insurance company) and Schult
                                                            Homes Inc. (producer and seller
                                                            of manufactured homes).

---------------
(1) Interested person, as defined in the Investment Company Act of 1940.
(2) The Trustees of the Trust are also trustees of Merrill Lynch Intermediate Government Bond Fund.
(3) Share holdings represent less than one percent of the shares outstanding of the Funds indicated.
(4) Including predecessor Funds that became part of the Trust in 1990.
[(5) Will need footnotes to indicate which Fund a Trustee holds shares in.]

     Committees and Board Meetings. The Board has an Audit and Nominating Committee (the "Committee"), which consists of the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Trust's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Trust. The Committee held four meetings during the Trust's last fiscal year. The Committee will also select and nominate the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940. The Committee generally will not consider nominees recommended by shareholders of the Trust. The non-interested Trustees have retained independent legal counsel to assist them in connection with these duties.

     The total number of meetings of the Board of Trustees (including regularly scheduled and special meetings) which were held during the Trust's last fiscal year were five. Each of the current Trustees, other than Terry K. Glenn, attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the last fiscal year and (ii) if a member, the total number of meetings of the Committee held during the last fiscal year while he was a Trustee.

     Interested Persons. The Trust considers Messrs. Crook and Glenn to be "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 as a result of the positions they hold with MLAM and its affiliates.

     Compensation of Trustees. The Investment Adviser pays all compensation of all officers of the Trust and all Trustees who are affiliated with ML & Co. or its subsidiaries. The Trust pays each Trustee not affiliated with the Investment Adviser an annual fee of $30,000 and pays each Trustee's out-of-pocket expenses incurred in attending meetings of the Trust's Board of Trustees or any committee thereof. These fees and expenses aggregated $123,323 for the fiscal year ended April 30, 1997.

     The following table sets forth, for the fiscal year ended April 30, 1997, compensation paid by the Trust to the non-affiliated Trustees and, for the calendar year ended December 31 1997, the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, Fund Asset Management, L.P. ("FAM"); ("MLAM-advised Funds"), to the non-affiliated Trustees.

                                                                                                 AGGREGATE
                                                                                                COMPENSATION
                                                                            PENSION OR         FROM TRUST AND
                                                                        RETIREMENT BENEFITS     MLAM-ADVISED
                                                       COMPENSATION       ACCRUED AS PART      FUNDS PAID TO
                 NAME OF TRUSTEE                      FROM THE TRUST     OF TRUST EXPENSE       TRUSTEES(1)
--------------------------------------------------    --------------    -------------------    --------------
A. Bruce Brackenridge(1)..........................       $25,500               None                $36,000
Charles C. Cabot, Jr.(1)..........................       $25,500               None                $36,000
James T. Flynn(1).................................       $19,500               None                $36,000
George W. Holbrook, Jr.(1)........................       $25,500               None                $36,000
W. Carl Kester(1).................................       $25,500               None                $36,000

---------------
(1) In addition to the Trust, the Trustees serve on other MLAM-Advised Funds as follows: Mr. Brackenridge (2) registered investment companies consisting of
    (6) portfolios; Mr. Cabot (2) registered investment companies consisting of
    (6) portfolios; Mr. Flynn (2) registered investment companies consisting of
    (6) portfolios; Mr. Holbrook (2) registered investment companies consisting of (6) portfolios; Mr. Kester (2) registered investment companies consisting of (6) portfolios.

     Officers of the Trust.  The Board of Trustees has elected [     ] officers
of the Trust, each of whom is elected annually. The following sets forth information concerning each of these officers (unless otherwise noted, the address for each officer is One Financial Center, Boston, Massachusetts 02111):

                                                                             PRINCIPAL OCCUPATIONS
                                               POSITIONS AND                DURING PAST FIVE YEARS
           NAME OF OFFICER             AGE    OFFICES HELD(2)              AND PUBLIC DIRECTORSHIPS
-------------------------------------  ---   -----------------  -----------------------------------------------
Robert W. Crook......................  62    President and      Senior Vice President of Merrill Lynch Asset
                                             Trustee(1)         Management, L.P. ("MLAM") and of Merrill Lynch
                                                                Funds Distributor, Inc. ("MLFD") since 1990 and
                                                                Vice President of MLAM and MLFD prior thereto.
William E. Aldrich...................  65    Executive Vice     Vice President of MLAM since 1993; Senior Vice
                                             President          President of MLFD since 1990; Vice President of
                                                                MLFD and a Vice President of FAM since 1981.
William M. Breen.....................  43    Senior Vice        Vice President of MLAM since 1993; Vice
                                             President, Chief   President of Financial Officer and MLFD since
                                             Financial Officer  1990; Assistant Vice President of MLFD
                                             and Treasurer      Treasurer prior thereto.
Michael J. Brady.....................  39    Senior Vice        Vice President of MLAM since 1993; Vice
                                             President          President of MLFD since 1990; an employee of
                                                                MLFD prior thereto.
Ann Catlin...........................  37    Senior Vice        Employee of MLFD since 1986.
                                             President

                                                                             PRINCIPAL OCCUPATIONS
                                               POSITIONS AND                DURING PAST FIVE YEARS
           NAME OF OFFICER             AGE    OFFICES HELD(2)              AND PUBLIC DIRECTORSHIPS
-------------------------------------  ---   -----------------  -----------------------------------------------
James J. Fatseas.....................  42    Senior Vice        Vice President of MLAM since 1993; Vice
                                             President          President of MLFD since 1990; Assistant Vice
                                                                President of MLFD prior thereto.
Vincent R. Giordano(1)...............  53    Senior Vice        Senior Vice President of FAM and MLAM since
                                             President          1984; Vice President since 1980; Portfolio
                                                                Manager of FAM since 1977.
Mark E. Maguire......................  38    Senior Vice        Assistant Vice President of MLFD since 1990.
                                             President
Kevin McKenna(1).....................  41    Senior Vice        First Vice President of MLAM since 1997 and
                                             President          associated therewith since [1981].
Joseph T. Monagle, Jr.(1)............  49    Senior Vice        Senior Vice President and Department Head of
                                             President          the Global Fixed Income Division of the
                                                                Investment Adviser and associated therewith
                                                                since 1977; Senior Vice President of Princeton
                                                                Services since 1993.
Barry F.X. Smith.....................  32    Senior Vice        Employee of MLFD since 1987.
                                             President
William Wasel........................  39    Senior Vice        Vice President of MLAM since 1993; Vice
                                             President          President of MLFD since 1990; Assistant Vice
                                                                President of MLFD prior thereto.
P. Michael Walsh(1)..................  30    Vice President     Vice President of MLAM since 1993 and
                                                                associated therewith since 1991.
Karen D. Young.......................  33    Vice President     Employee of MLFD since 1982.
Donald C. Burke(1)...................  37    Vice President     Vice President and Director of Taxation of MLAM
                                                                since 1990.
Diana Frankland......................  62    Vice President     Employee of MLFD since 1979.
Peter Hayes(1).......................  38    Vice President     Vice President of MLAM since 1988; Portfolio
                                                                Manager of FAM since 1987; Vice President of
                                                                Shawmut Bank, N.A. from 1984 to 1987.
Kevin Schiatta(1)....................  43    Vice President     Vice President of MLAM since 1985.
Gerald M. Richard(1).................  48    Vice President     Senior Vice President and Treasurer of MLAM and
                                                                FAM since 1984; Vice President of MLFD since
                                                                1981; Treasurer of MLFD since 1989; Senior Vice
                                                                President and Treasurer of Princeton
                                                                Administrators, Inc. since 1988.
John Ng(1)...........................  43    Vice President     Vice President of MLAM since 1984; Assistant
                                                                Vice President of MLAM from 1981 to 1984.
Dianne McDonough.....................  36    Vice President     Employee of MLFD since 1983.
Eric P. Lareau.......................  28    Vice President     Employee of MLFD since 1992.
Peter Thompson.......................  31    Vice President     Employee of MLFD since 1996; Employee of
                                                                Colonial Investment Services from 1993 to 1996.
Patricia A. Schena...................  40    Vice President     Assistant Vice President of MLFD since 1990 and
                                             and Assistant      an employee of MLFD since 1980.
                                             Secretary
Ira P. Shapiro(1)....................  34    Secretary          Vice President of MLAM since 1997; Attorney
                                                                associated with the FAM and MLAM since 1993; an
                                                                attorney in private practice prior to 1993.

------------------------
(1)  P.O. Box 9011, Princeton, NJ 08543-9011

(2) The officers of the Funds are officers of certain other investment companies for which FAM or MLAM acts as investment adviser.

     Share Ownership.  At             , the Trustees and Officers of the Trust
as a group ( persons) owned an aggregate of less than 1/4 of 1% of the shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of each Fund of the Trust.

     THE BOARD OF TRUSTEES OF THE TRUST, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

              PROPOSAL NO. 2 -- SELECTION OF INDEPENDENT AUDITORS

     The Board, including a majority of the Trustees who are not interested persons of the Trust, has selected independent auditors to examine the financial statements of the Trust for the current fiscal year ending April 30, 1997. The Trust knows of no direct or indirect financial interest of such auditors in the Trust. Such appointment is subject to ratification or rejection by the shareholders of the Trust. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     Deloitte & Touche LLP ("D&T") acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which MLAM or FAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Trust. The Board considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Trust.

     Representatives of the Trust's independent auditors are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS SUCH TERM IS DEFINED UNDER THE INVESTMENT COMPANY ACT), UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

           PROPOSAL NO. 3 -- AMENDMENT TO THE INVESTMENT RESTRICTIONS
                OF THE MERRILL LYNCH PREMIER INSTITUTIONAL FUND,
       MERRILL LYNCH INSTITUTIONAL FUND AND MERRILL LYNCH GOVERNMENT FUND

     The Trust has adopted investment restrictions for each of its Funds that govern generally the operations of the Fund. Investment restrictions of a Fund that are deemed fundamental may not be changed without a vote of the outstanding shares of the Fund, while non-fundamental investment restrictions may be changed by the Trust's Board if it deems it in the best interest of the Trust and its shareholders to do so. In addition to investment restrictions, each Fund operates pursuant to investment objectives and policies, described in the Trust's Prospectus and Statement of Additional Information, each dated July 29, 1997, that govern the investment activities of the Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions. These investment objectives and policies will be unaffected by the adoption of the proposed investment restrictions. The investment policies of a Fund are non-fundamental and may not be changed unless and until (i) the Board of Trustees of the Trust explicitly authorizes, by resolution, a change in the investment policy of the Trust and (ii) the Prospectus of the Trust is amended to reflect the change in policy and, if appropriate, to include additional disclosure. Shareholders should note that certain of the proposed fundamental investment restrictions are stated in terms of "to the extent permitted by applicable law." Applicable law can change over time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that a change in law would not require the Trust to seek a shareholder vote to amend the restriction to conform to applicable law, as revised.

A.  AMENDMENT TO THE INVESTMENT RESTRICTIONS OF THE PREMIER FUND

     It is proposed that fundamental investment restriction (1) of the Premier Fund be amended. Under the proposed amended fundamental investment restriction, the Premier Institutional Fund may not:

          1. INVEST MORE THAN 25% OF ITS ASSETS, TAKEN AT MARKET VALUE, IN THE SECURITIES OF ISSUERS IN ANY PARTICULAR INDUSTRY (EXCLUDING SECURITIES ISSUED BY THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES; SECURITIES ISSUED BY ANY STATE OF THE U.S. OR ANY POLITICAL SUBDIVISION THEREOF; INSTRUMENTS ISSUED BY DOMESTIC BANKS; AND FOR PURPOSES OF THIS RESTRICTION, ISSUERS OF ASSET-BACKED AND MORTGAGE-BACKED SECURITIES WILL NOT BE CONSIDERED TO BE IN ANY PARTICULAR INDUSTRY).

     Commentary: The proposed amendment would add the underscored language. The restriction addresses concentration in a particular industry. Under the amended restriction, instruments issued by domestic banks would not be subject to this restriction and issuers of asset-backed and mortgage-backed securities would not be considered to be part of any particular industry for purposes of this restriction.

     If approved by the shareholders of the Premier Fund the above-listed restriction will replace fundamental investment restriction (1) as set forth in the Premier Fund's current Statement of Additional Information dated July 29, 1997. Unless the Board of Trustees determines otherwise, it is anticipated that this proposal, if approved by the shareholders of the Premier Fund, will be implemented on June 9, 1998.

     THE BOARD OF TRUSTEES OF THE TRUST, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE PREMIER FUND VOTE "FOR" THIS PROPOSAL.

B.  AMENDMENT TO THE INVESTMENT RESTRICTIONS OF THE INSTITUTIONAL FUND

     It is proposed that the investment restrictions of the Institutional Fund be modified so that they will conform to those of the Premier Fund. The proposed uniform restrictions are designed to provide the Institutional Fund with as much investment flexibility as possible under the Investment Company Act of 1940 and applicable state securities regulations, and to help promote operational efficiencies and facilitate monitoring of compliance.

     The proposed restrictions restate many of the fundamental restrictions currently in effect for the Institutional Fund. In some instances, certain fundamental restrictions have been modified or eliminated in accordance with developments in Federal regulations or in the securities markets since the inception of the Trust. In other instances, certain restrictions previously deemed fundamental have been redesignated non-fundamental. Fundamental investment restrictions may not be changed without a vote of the shareholders of the Fund, and the costs of shareholder meetings for these purposes generally are borne by the Trust and its shareholders. By making certain restrictions non-fundamental, the Board may amend a restriction as it deems appropriate and in the best interest of the Fund and its shareholders, without incurring the costs of seeking a shareholder vote.

     The Institutional Fund's current investment restrictions are set forth in Appendix A. Set forth below is each proposed restriction for the Institutional Fund, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for the Institutional Fund.

     Proposed Fundamental Investment Restrictions. The fundamental investment restrictions discussed below are proposed for the Institutional Fund. Under the proposed fundamental investment restrictions, the Institutional Fund may not:

     1. INVEST MORE THAN 25% OF ITS ASSETS, TAKEN AT MARKET VALUE, IN THE SECURITIES OF ISSUERS IN ANY PARTICULAR INDUSTRY (EXCLUDING SECURITIES ISSUED BY THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES; SECURITIES ISSUED BY ANY STATE OF THE U.S. OR ANY POLITICAL SUBDIVISION THEREOF; INSTRUMENTS ISSUED BY DOMESTIC BANKS; AND FOR PURPOSES OF THIS RESTRICTION, ISSUERS OF ASSET-BACKED AND MORTGAGE-BACKED SECURITIES WILL NOT BE CONSIDERED TO BE IN ANY PARTICULAR INDUSTRY).

    Commentary: The proposed restriction addresses concentration in a particular industry. The restriction does not apply to the U.S. Government, its agencies and instrumentalities, states, municipalities and their political subdivisions and instruments issued by domestic banks, and issuers of asset-backed and mortgage-backed securities are not considered to be part of any particular industry for purposes of this restriction.

     2. MAKE INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

    Commentary: The Institutional Fund is not currently subject to a restriction similar to the proposed restriction; however, the proposed restriction is not expected to have any material effect on the Institutional Fund.

     3. UNDERWRITE SECURITIES OF OTHER ISSUERS EXCEPT INSOFAR AS THE INSTITUTIONAL FUND TECHNICALLY MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN SELLING PORTFOLIO SECURITIES.

    Commentary: The Institutional Fund is not currently subject to a restriction similar to the proposed restriction; however, the proposed restriction is not expected to have any material effect on the Institutional Fund.

     4. PURCHASE OR SELL REAL ESTATE, EXCEPT THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE INSTITUTIONAL FUND MAY INVEST IN SECURITIES DIRECTLY OR INDIRECTLY SECURED BY REAL ESTATE OR INTERESTS THEREIN OR ISSUED BY COMPANIES WHICH INVEST IN REAL ESTATE OR INTERESTS THEREIN.

    Commentary: The proposed restriction is substantially similar to the applicable restriction in effect for the Institutional Fund.

     5. BORROW MONEY, EXCEPT THAT (I) THE INSTITUTIONAL FUND MAY BORROW FROM BANKS (AS DEFINED IN THE INVESTMENT COMPANY ACT) IN AMOUNTS UP TO 33 1/3% OF ITS TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED), (II) THE INSTITUTIONAL FUND MAY BORROW UP TO AN ADDITIONAL 5% OF ITS TOTAL ASSETS FOR TEMPORARY PURPOSES, (III) THE INSTITUTIONAL FUND MAY OBTAIN SUCH SHORT-TERM CREDIT AS MAY BE NECESSARY FOR THE CLEARANCE OF PURCHASES AND SALES OF PORTFOLIO SECURITIES AND (IV) THE INSTITUTIONAL FUND MAY PURCHASE SECURITIES ON MARGIN TO THE EXTENT PERMITTED BY APPLICABLE LAW. THESE BORROWER PROVISIONS SHALL NOT APPLY TO REVERSE REPURCHASE AGREEMENTS AS DESCRIBED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. THE INSTITUTIONAL FUND MAY NOT PLEDGE ITS ASSETS OTHER THAN TO SECURE SUCH BORROWINGS OR, TO THE EXTENT PERMITTED BY THE INSTITUTIONAL FUND'S INVESTMENT POLICIES AS SET FORTH IN ITS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY

MAY BE AMENDED FROM TIME TO TIME, IN CONNECTION WITH HEDGING TRANSACTIONS, SHORT SALES, WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS AND SIMILAR INVESTMENT STRATEGIES.

    Commentary: The Institutional Fund's investment policies, as stated in its Statement of Additional Information, include a limitation on borrowing, and on the pledging of assets to secure borrowings, that limits such borrowing to 10% of total assets and is more restrictive than the restrictions in proposed restriction (5). The Institutional Fund will continue to be limited by such investment policy on a non-fundamental basis.

    With regard to purchases on margin, under current applicable law, the Institutional Fund may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that the Institutional Fund may obtain such short term credit as necessary for the clearance of transactions. However, the Institutional Fund may pay initial or variation margin in connection with futures and related options transactions, as set forth in investment restriction
    (8) below, without regard to this prohibition.

     6. MAKE LOANS TO OTHER PERSONS, EXCEPT THAT THE ACQUISITION OF BONDS, DEBENTURES OR OTHER CORPORATE DEBT SECURITIES AND INVESTMENT IN GOVERNMENT OBLIGATIONS, COMMERCIAL PAPER, PASS-THROUGH INSTRUMENTS, CERTIFICATES OF DEPOSIT, BANKERS ACCEPTANCES, REPURCHASE AGREEMENTS OR ANY SIMILAR INSTRUMENTS SHALL NOT BE DEEMED TO BE THE MAKING OF A LOAN, AND EXCEPT FURTHER THAT THE INSTITUTIONAL FUND MAY LEND ITS PORTFOLIO SECURITIES, PROVIDED THAT THE LENDING OF PORTFOLIO SECURITIES MAY BE MADE ONLY IN ACCORDANCE WITH APPLICABLE LAW AND THE GUIDELINES SET FORTH IN THE INSTITUTIONAL FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME.

    Commentary: The proposed restriction, with respect to the making of loans, is in substance similar to the applicable restrictions in effect for the Institutional Fund. The Institutional Fund addresses loans to other persons and securities lending in two separate restrictions. The Institutional Fund may, as an investment policy, restrict investment in the instruments specifically permitted in the exception beyond the limitations set forth in the proposed restriction.

    The Institutional Fund is permitted to engage in securities lending, but has restrictions in this regard. [In particular, the Institutional Fund has a fundamental investment restriction limiting securities lending to less than 33 1/3% of total assets.] In addition to investment restrictions, the Institutional Fund has imposed limitations on securities lending as an investment policy.

    Applicable law generally permits the lending of a fund's portfolio securities in an amount up to 33 1/3% of the fund's total assets, provided that such loans are made in accordance with prescribed guidelines which are set forth in the fund's Statement of Additional Information. The Institutional Fund will continue to be subject to the lending limitations set forth as an investment policy in the Prospectus and Statement of Additional Information following approval of the proposed uniform investment restrictions, unless and until the Board determines that an amendment to such investment policy is in the best interest of the Institutional Fund and its shareholders and the Prospectus of the Institutional Fund is amended.

     7. ISSUE SENIOR SECURITIES TO THE EXTENT SUCH ISSUANCE WOULD VIOLATE APPLICABLE LAW.

    Commentary: The Institutional Fund currently is not limited by an investment restriction in the extent to which it may issue senior securities, but it is so limited under applicable law. The proposed restriction, therefore, imposes a limitation on the issuance of senior securities based upon applicable law.

    Applicable law currently prohibits the issuance of senior securities, defined as any bond, debenture, note or similar obligation or instrument evidencing indebtedness, and any stock of any class having priority as to any other class as to distribution of assets or payment of dividends, but not including (i) bank borrowings provided that immediately thereafter the Institutional Fund has 300% asset coverage for all borrowings, or (ii) any note or other evidence of indebtedness representing a loan made to the Institutional Fund for temporary purposes (i.e., to be repaid in 60 days without extension or renewal) in an amount not exceeding 5% of the Institutional Fund's total assets when the loan is made.

    Certain other investment techniques, which involve leverage or establish a prior claim to the Institutional Fund's assets, may be considered senior securities, absent appropriate segregation of assets or exemptive relief. These techniques include standby commitment agreements, contracts for the purchase of securities on a delayed delivery basis (i.e., firm commitment agreements), reverse repurchase agreements, engaging in financial futures and options thereon, forward foreign currency contracts, put and call options, the purchase of securities on a when-issued basis and short sales. The manner and extent to which the Institutional Fund can issue senior securities is governed by applicable law, is set forth in the Prospectus and Statement of Additional Information and may be changed only upon resolution of the Board.

    Investments in swaps, to the extent permitted, are not treated as senior securities so long as the Institutional Fund segregates high-grade liquid debt securities with the Institutional Fund's custodian in an amount equal to any net payments required to be made on the swaps.

     8. PURCHASE OR SELL COMMODITIES OR CONTRACTS ON COMMODITIES, EXCEPT TO THE EXTENT THE INSTITUTIONAL FUND MAY DO SO IN ACCORDANCE WITH APPLICABLE LAW AND THE INSTITUTIONAL FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME, AND WITHOUT REGISTERING AS A COMMODITY POOL OPERATOR UNDER THE COMMODITY EXCHANGE ACT.

    Commentary: The Institutional Fund prohibits investment in commodities. Under the Investment Company Act, a fund must state its policy relating to the purchase and sale of commodities. The Institutional Fund currently does not anticipate investment in tangible commodities and would be greatly restricted from making such direct investments by the current provisions of the Federal tax laws and securities regulations. In addition, although the Institutional Fund may be permitted under Federal tax laws and securities regulations to invest in futures linked to financial instruments, the Fund currently does not anticipate making such investments. Adoption of the proposed uniform restrictions will enable the Institutional Fund to invest in commodities only in accordance with applicable law and with the Institutional Fund's investment policies as stated in its Prospectus and Statement of Additional Information.
---------------

     If approved by the shareholders of the Institutional Fund the above-listed restrictions will replace the fundamental investment restrictions for the Institutional Fund and, accordingly, will become the only fundamental investment restrictions under which the Institutional Fund will operate. If approved, the above restrictions may not be changed without the approval of the holders of a majority of the Institutional Fund's outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Persons who are shareholders of the Institutional Fund on the Record Date will be eligible to vote on amending the investment restrictions, as described herein. Unless the Board of Trustees determines otherwise, it is anticipated that this proposal, if approved by the shareholders of the Institutional Fund, will be implemented on June 9, 1998.

     Proposed Non-Fundamental Investment Restrictions. The Board of Trustees has adopted the following non-fundamental investment restrictions for the Institutional Fund, subject to approval of the fundamental investment restrictions described above for the Institutional Fund. Certain of the proposed non-fundamental restrictions are in substance similar or identical to current fundamental investment restrictions. Redesignating a restriction as non-fundamental allows the Board the flexibility to modify the restriction in response to changes in the securities markets or applicable law if the Board deems it in the best interest of the Fund and its shareholders to do so. Although future modification of a non-fundamental investment restriction would not require a shareholder vote, modification of these restrictions would require both (i) authorization by resolution by the Board and (ii) amendment of the Fund's Prospectus.

     Under the proposed non-fundamental investment restrictions, the Institutional Fund may not:

     a. PURCHASE SECURITIES OF OTHER INVESTMENT COMPANIES, EXCEPT TO THE EXTENT SUCH PURCHASES ARE PERMITTED BY APPLICABLE LAW.

    Commentary: The Institutional Fund currently has a restriction relating to securities of other investment companies as a fundamental, rather than a non-fundamental, restriction. Applicable law currently allows the Institutional Fund to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Institutional Fund, (ii) 5% of the Institutional Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Institutional Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Institutional Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

     b. INVEST IN SECURITIES WHICH CANNOT BE READILY RESOLD BECAUSE OF LEGAL OR CONTRACTUAL RESTRICTIONS OR WHICH CANNOT OTHERWISE BE MARKETED, REDEEMED OR PUT TO THE ISSUER OR A THIRD PARTY, IF AT THE TIME OF ACQUISITION MORE THAN 10% OF ITS TOTAL ASSETS WOULD BE INVESTED IN SUCH SECURITIES. THIS RESTRICTION SHALL NOT APPLY TO SECURITIES WHICH MATURE WITHIN SEVEN DAYS OR SECURITIES WHICH THE BOARD OF TRUSTEES HAS OTHERWISE DETERMINED TO BE LIQUID PURSUANT TO APPLICABLE LAW.

    Commentary: Under the Investment Company Act, open-end investment companies are required to determine net asset value and offer redemption on a daily basis with payment to follow within seven days. In order to ensure that adequate cash is available at all times to cover redemptions, a money market fund is required to limit its investments in securities deemed illiquid to 10% of the fund's net assets.

    Under current applicable law, an illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund has valued the investment. The types of securities that will be considered liquid will vary over time based on changing market conditions and regulatory interpretations.

    Under current Commission interpretations, a fund may purchase, without regard to the foregoing limitation, securities which are not registered under the Securities Act of 1933, as amended (the "Securities Act"), provided that they are determined to be liquid pursuant to guidelines and procedures established by the Board. Included among such securities are foreign securities traded in a foreign securities market and securities which can be offered and sold to "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("Rule 144A Securities"). The Board of Trustees has determined that Rule 144A Securities in which the Institutional Fund may invest may be deemed liquid provided that one or more significant dealers in such securities will provide bids on such securities [at which such dealers are prepared to purchase or sell such securities] at current market levels.

    The proposed investment restriction would increase the Institutional Fund's flexibility with respect to the amount of securities deemed illiquid in which the Institutional Fund may invest.

    Current applicable law does not require a fund to state its limitation on investment in illiquid securities as a fundamental policy; however, the Institutional Fund currently states its limitation on certain illiquid securities as a fundamental, rather than a non-fundamental, restriction.

     c. NOTWITHSTANDING FUNDAMENTAL RESTRICTION (5) BORROW AMOUNTS IN EXCESS OF 5% OF ITS TOTAL ASSETS, TAKEN AT ACQUISITION COST OR MARKET VALUE, WHICHEVER IS LOWER, AND THEN ONLY FROM BANKS AS A TEMPORARY MEASURE FOR EXTRAORDINARY OR EMERGENCY PURPOSES. THESE BORROWING PROVISIONS SHALL NOT APPLY TO REVERSE REPURCHASE AGREEMENTS AS DESCRIBED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. [AS A MATTER OF OPERATING POLICY, THE INSTITUTIONAL FUND WILL NOT PURCHASE SECURITIES WHEN OUTSTANDING BORROWINGS EXCEED 5% OF THE INSTITUTIONAL FUND'S ASSET VALUE.]

    Commentary: This non-fundamental restriction on borrowing is substantially the same as the fundamental restriction on borrowing currently applicable to the Institutional Fund. Current applicable law does not require a fund to state its limitation on borrowing as a fundamental policy; however, the Institutional Fund currently states its limitation on borrowing as a fundamental, rather than a non-fundamental, restriction.

     Lending of Portfolio Securities. Subject to investment restriction (6) above, the Institutional Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Institutional Fund. Such loans will be terminable at any time. The Institutional Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Institutional Fund may pay reasonable fees in connection with the arranging of such loans.

     As a matter of operating policy, the Trustees of the Trust have determined that the Institutional Fund will not write put or call options.

     For purposes of the 25% limitation on investment in securities of issuers in a particular industry, neither all utility companies (including telephone companies) as a group nor all finance companies as a group will be considered a single industry.

     THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE INSTITUTIONAL FUND VOTE "FOR" THIS PROPOSAL.

C. AMENDMENT TO THE INVESTMENT RESTRICTIONS OF THE GOVERNMENT FUND

     It is proposed that fundamental investment restrictions of the Government Fund be amended to delete the restriction that provides that "the Fund may not enter into repurchase agreements with any one counterparty if immediately thereafter more than 5% of the value of its total assets would be invested in repurchase agreements with such counterparty."

    Commentary: The effect of the proposed amendment would be to provide the Government Fund with greater flexibility by permitting it to invest greater than 5% of the value of its total assets in repurchase agreements with any one counterparty. The Fund will nevertheless remain subject to guidelines established by the Trustees of the Trust for entering into repurchase agreements that include a requirement that repurchase agreements be fully collateralized and be entered into only with dealers considered to be of high credit quality. In addition, as a money market fund, the Government Fund is subject to the requirements of Rule 2a-7 under the Investment Company Act of 1940, including the requirement that any issuer of a security purchased by the Fund, including a repurchase agreement, have a high rating or be determined by the Trustees to be of similar credit quality if unrated.

     THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE GOVERNMENT FUND VOTE "FOR" THIS PROPOSAL.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing by the Trust of the proxy materials in connection with the matters to be considered at the meeting will be borne by the Trust. The Trust will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Trust. The Trust also may hire proxy solicitors at the expense of the Trust.

     The proposal to elect the Trust's Board of Trustees (Proposal 1) may be approved by a plurality of the votes cast by the Trust's shareholders, voting in person or by proxy, at a meeting at which a quorum is duly constituted.

     The proposal to ratify the selection of the Trust's independent auditors (Proposal 2) may be approved by the affirmative vote of a majority of the Trust's shares represented at a meeting at which a quorum is duly constituted.

     ONLY THE SHAREHOLDERS OF THE PREMIER FUND WILL VOTE ON THE PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE PREMIER FUND (PROPOSAL 3A). That proposal requires the affirmative vote of the lesser of (i) 67% of the shares of that Premier Fund represented at the Meeting at which more than 50% of the outstanding shares of the Premier Fund are represented or (ii) more than 50% of the outstanding shares of the Premier Fund.

     ONLY THE SHAREHOLDERS OF THE INSTITUTIONAL FUND WILL VOTE ON THE PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INSTITUTIONAL FUND (PROPOSAL 3B). That proposal requires the affirmative vote of the lesser of (i) 67% of the shares of the Institutional Fund represented at the Meeting at which more than 50% of the outstanding shares of the Institutional Fund are represented or (ii) more than 50% of the outstanding shares of the Institutional Fund.

     ONLY THE SHAREHOLDERS OF THE GOVERNMENT FUND WILL VOTE ON THE PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE GOVERNMENT FUND (PROPOSAL
3C). That proposal requires the affirmative vote of the lesser of (i) 67% of the shares of the Government Fund represented at the Meeting at which more than 50% of the outstanding shares of the Government Fund are represented or (ii) more than 50% of the outstanding shares of the Government Fund.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Trust. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. A quorum consists of 33 1/3% of the shares entitled to vote at the Meeting, present in person or by proxy.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Board nominees, "FOR" the ratification of the independent auditors, and "FOR" the amendments to the fundamental investment restrictions of the respective Funds.

     Broker-dealer firms, including Merrill Lynch, holding Trust shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The Trust understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Trustees (Proposal 1), and the ratification of the selection of independent auditors (Proposal 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the amendments to the fundamental investment restrictions (Proposal 3). The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Trust that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Proposals 1, 2 and 3 in the same proportion as it has voted shares for which it has received instructions. [However, abstentions and broker non-votes will be included in the determination of the number of shares present at the Meeting and will have the same effect as a vote against Proposals 2 and 3.

     The Declaration of Trust establishing the Trust, dated May 7, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Funds For Institutions Series" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Series may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Series but the Trust Property only shall be liable.

ADDRESS OF INVESTMENT ADVISER

     The principal office of MLAM is located at P.O. Box 9011, Princeton, New Jersey 08543-9011.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended [April 30, 1997] and its semi-annual report for the six months ended October 31, 1997 to any shareholder upon request. Such requests should be directed in writing to State Street Bank and Trust Company, P.O. Box 8500, Boston, Massachusetts 02266-8500.

MEETINGS OF SHAREHOLDERS

     The Fund's Declaration of Trust does not require that the Trust hold an annual meeting of shareholders. The Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act of 1940 to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Trust. The Trust also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust of the Trust provides for the calling of shareholders' meetings at the request of 10% of the outstanding shares or by a majority of the Trustees.

                                          By Order of the Board
                                          IRA SHAPIRO
                                          Secretary

Dated: [April 30,] 1998

PRELIMINARY COPY                    PROXY

                   Merrill Lynch Funds For Institutions Series
                              One Financial Center
                                Boston, MA 02111

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         The undersigned hereby appoints each of Robert W. Crook, William M. Breen and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated below, all shares of beneficial interest of Merrill Lynch Funds For Institutions Series (the "Trust") held of record by the undersigned on April 20, 1998 at a special meeting of shareholders of the Trust to be held on June 8, 1998 or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2, and, if applicable, 3.

1. To consider and act upon a proposal to elect the following persons as Trustees of the Trust:

/ /      FOR all nominees listed below       / /      WITHHOLD AUTHORITY to vote
         (except as marked to the contrary            for all nominees listed
         below)                                       below

Robert W. Crook            Charles C. Cabot, Jr.      Todd Goodwin
A. Bruce Brackenridge      James T. Flynn             George W. Holbrook, Jr.
                           Terry K. Glenn             W. Carl Kester

2. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Trust to serve for the current fiscal year.

         / / FOR           / / AGAINST       / / ABSTAIN

3A. To consider and act upon a proposal to amend the investment restrictions of MERRILL LYNCH PREMIER INSTITUTIONAL FUND.

         / / FOR           / / AGAINST       / / ABSTAIN

3B. To consider and act upon a proposal to amend the investment restrictions of MERRILL LYNCH INSTITUTIONAL FUND.

         / / FOR           / / AGAINST       / / ABSTAIN

3C. To consider and act upon a proposal to amend the investment restrictions of MERRILL LYNCH GOVERNMENT FUND.

         / / FOR           / / AGAINST       / / ABSTAIN

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                    Please sign this proxy in the space provided below. Execution by shareholders who are not individuals must be made by an authorized signatory.

                                    Dated:______________________________________

                                    ____________________________________________
                                    Signature

Please mark boxes /X/ or /-/ in
blue or black ink.

Please sign, date and return this Proxy
promptly using the enclosed envelope.


                                        2